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Scudder Technology Fund

Classes A, B, C, Institutional and I

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Technology Fund	Nasdaq Symbol	CUSIP Number
Class A	KTCAX	81123F-108
Class B	KTCBX	81123F-207
Class C	KTCCX	81123F-306
Institutional Class	KTCIX	81123F-504
Class I	N/A	81123F-405

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	-31.67%	-24.70%	-2.09%	8.88%
Class B	-32.36%	-25.41%	-3.04%	7.81%(a)
Class C	-32.31%	-25.36%	-2.93%	7.95%(a)
S&P 500 Index+	-15.11%	-12.22%	.73%	9.88%
Goldman Sachs Technology Composite Index++	-31.59%	-28.72%	-3.97%	N/A*

Scudder Technology Fund	1-Year	3-Year	5-Year	Life of Class
Class I	-31.49	-24.44	-1.78	4.00%**
S&P 500 Index+	-15.11%	-12.22%	.73%	8.58%
Goldman Sachs Technology Composite Index++	-31.59%	-28.72%	-3.97%	N/A*

Sources: Lipper, Inc. and Deutsche Asset Management

* Index began on August 29, 1996.
** The Class commenced operations on July 3, 1995. Index returns begin June 30, 1995.
Net Asset Value
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 10/31/02	$ 7.38	$ 6.46	$ 6.60	$ 7.57	$ 7.38
10/31/01 and 8/19/02 (commencement of sales Institutional Class shares)	$ 10.80	$ 9.55	$ 9.75	$ 11.05	$ 8.08

Class A Lipper Rankings - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	129	of	377	35
3-Year	32	of	146	22
5-Year	22	of	72	31
10-Year	9	of	15	57

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Technology Fund - Class A [] S&P 500 Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,440	$4,025	$8,480	$22,078
	Average annual total return	-35.60%	-26.17%	-3.24%	8.24%
Class B(c)	Growth of $10,000	$6,572	$4,084	$8,520	$21,204(a)
	Average annual total return	-34.28%	-25.81%	-3.15%	7.81%(a)
Class C(c)	Growth of $10,000	$6,769	$4,157	$8,617	$21,481(a)
	Average annual total return	-32.31%	-25.36%	-2.93%	7.95%(a)
Class I	Growth of $10,000	$6,851	$4,315	$9,142	N/A
	Average annual total return	-31.49%	-24.44%	1.78%	N/A
S&P 500 Index+	Growth of $10,000	$8,489	$6,764	$10,369	$25,661
	Average annual total return	-15.11%	-12.22%	.73%	9.88%
Goldman Sachs Technology Composite Index++	Growth of $10,000	$6,841	$3,622	$8,167	N/A
	Average annual total return	-31.59%	-28.72%	-3.97%	N/A

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recoveryeventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

Economic Guideposts Data as of 10/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Blair Treisman

Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1999, serving as senior analyst and portfolio manager, after 6 years of experience as business services analyst for Salomon Smith Barney, senior research analyst and hedge fund manager for Midtown Research Group and senior analyst of Small Cap Growth Equities Group for Putnam Investments.

• Global equity analyst for Hardware & Software sector and lead portfolio manager for the Technology Mutual Funds: New York.

• MBA, Columbia University Graduate School of Business.

• Joined the fund in 2000.

Jonathan Wild

CA, Managing Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1996, previously serving as portfolio manager and analyst for U.K. equities specializing in the Telecoms sector, London, after 9 years of experience as fund manager for Finsbury Asset Management and analyst at BZW having previously qualified as a chartered accountant at KPMG.

• Head of global equity research team for Hardware & Equipment sector: New York.

• Joined the fund in 2002.

Stephen Scott

Director of Deutsche Asset Management and Consultant to the fund.

• Joined Deutsche Asset Management in 1996, previously serving as team leader of Software and IT services, London, and analyst/portfolio manager, Sydney, after 1 year of experience as credit analyst for Westpac Banking Corporation.

• Global equity analyst for Hardware & Software sector: New York.

• Joined the fund in 2002.

Blair Treisman, Jonathan Wild and Stephen Scott discuss the technology sector's ongoing restructuring as it affected Scudder Technology Fund during the fiscal year ended October 31, 2002.

Q: How did Scudder Technology Fund perform in the exceptionally difficult market climate for the 12-month period ended October 31, 2002?

A: Over the past year, technology sector investors had to endure one of the most challenging investment environments since the 1930s. An anemic capital spending outlook, negative earnings revisions, the prospect of war, corporate bankruptcies and accounting problems all weighed heavily on the sector and the equity market overall. Scudder Technology Fund fell 31.67 percent (Class A shares unadjusted for sales charge) for the 12 months ended October 31, 2002.

In this tempestuous period, Scudder Technology Fund's consistent strategy of focusing on the highest-quality, best-capitalized companies helped the fund preserve capital to a greater degree than most of its peers. The Lipper Science and Technology Funds category average fell 33.82 percent for the 12 months ended October 31. The fund's benchmark, the unmanaged Goldman Sachs Technology Composite Index, fell 31.59 percent for the period. The index is a group of computer hardware, software, networking, semiconductor and telecommunication equipment stocks that vary in market capitalization.

We recognize that it is disappointing to see negative results for two fiscal years in a row. Only once in Scudder Technology Fund's 54-year history has that happened before - during the deep recession of 1974-75. Overall, we believe the US economy is stronger than it was during the mid-1970s, and in our view this underlying strength should help technology companies survive and rebound as they continue to address the financial imbalances of the late-1990s.

Top Five Positive Contributors to Performance 10/31/01 to 10/31/02
Company	Industry	Change in portfolio position 10/31/01 to 10/31/02
Dell Computer	Computer hardware	Increase from 2.4% to 4.2%
Microsoft	Computer software	Increase from 6.7% to 11.0%
eBay	Internet retailing	Increase from 0.9% to 2.0%
Intuit	Computer software	Increase from 0.9% to 1.0%
Adobe Systems	Computer software	Decrease from 1.3% to 0.2%

Source: Deutsche Asset Management

Q: Overall, what was Scudder Technology Fund's tactical positioning this past year?

A: For most of fiscal year 2002, we were defensively positioned yet fully invested. We were cautious regarding the technology sector's intermediate-term recovery prospects, and this led us to focus on proven companies such as Microsoft (11.0 percent of net assets) and IBM (8.8 percent). We felt that the strong resources and depth of management of such companies would enable them to retain or even build market share during the current slump. For example, IBM appears well-positioned to take market share in computer services to business customers.

These advantages, in our view, will allow dominant firms to thrive as the overall capital-spending environment gradually stabilizes. This past year we did not try to call the bottom of the equity market. We looked for companies that appeared to have high positive cash flow, and we insisted that our stock selections have reasonable market share, solid product pipelines, a broad customer base and geographic reach.

Top Five Negative Contributors to Performance 10/31/01 to 10/31/02
Company	Industry	Change in portfolio position 10/31/01 to 10/31/02
Cisco Systems	Networking	Increase from 4.4% to 5.1%
Intel	Semiconductors	Increase from 5.5% to 5.9%
EMC	Computers & peripherals	Increase from 1.1% to 2.2%
AOL Time Warner	Internet and media	Increase from 3.7% to 4.2%
Micron Technology	Semiconductors	Decrease from 1.1% to 1.0%

Source: Deutsche Asset Management

To help manage risk, we maintained relatively neutral weightings among the different sub-sectors of technology relative to the portfolio's unmanaged benchmark - the Goldman Sachs Technology Composite Index. This approach was consistent with what we see as the fund's mandate - to offer investors a risk managed way to participate in what has historically been, and what we continue to believe will be, one of the principal engines of long-term US economic growth.

Q: Semiconductors have historically been a bellwether area for the Technology sector overall. How did the fund do in this sub-sector?

A: Semiconductors were some of the fund's weakest links during fiscal year 2002. Intel (5.9 percent) and Micron Technology (1.0 percent) were two of the five biggest negative contributors to the fund's results for the 12 months ended October 31, 2002. Semiconductors have many business and consumer applications. This past year, with business capital spending and consumer demand less than expected, production orders were weak for a whole range of semi-conductor consuming products, including wireless phones, computer-products and DVD players. We retained positions in Intel and Micron Technology because we believe these firms will be among the first to benefit when semiconductor demand rebounds.

Q: How did the fund perform in other sub-sectors?

A: We benefited from remaining underweight in the telecommunications and telecommunication equipment areas throughout the year relative to many of the fund's peers as well as the fund's benchmark. In the autumn of 2001, while some technology mutual funds were increasing their positions in certain telecom firms riddled with accounting gimmickry, we had either exited or reduced many of our holdings. Given the over-expansion of the middle to late 1990s, telecom companies continue to be a weak area of the Technology sector. In our view, credit problems, financial reorganizations and overcapacity are likely to plague this sub-sector for the foreseeable future, and we continue to position the portfolio to have only minimal exposure to this area.

In fiscal year 2002, we were too cautious in the computer hardware area. For much of the year, we had a relatively small position in Dell Computer (compared to the fund's benchmark) at a time when Dell's stock price significantly outperformed the overall market. Still, Dell (4.2 percent as of October 31, 2002) was the fund's biggest positive contributor to performance in fiscal year 2002.

Q: Were there any bright spots this past year in terms of consumer demand for technology and if so, how did the fund invest to benefit from this?

A: Consumer demand for ink to print digital photos and graphic-intense documents continued to be a bright spot. We held Lexmark International (1.0 percent) to benefit from the long-term growth in printer supplies. The computer video game market has also been healthy, and the portfolio's largest holding in this area has been Electronic Arts (1.6 percent). Game makers are benefiting from the introduction of many new and popular products, and consumers have seemed willing to spend more money on games despite economic weakness.

One area that provided mixed results for the fund was consumer electronic commerce and Internet-related firms. eBay (2.0 percent), the electronic auctioneer, and Intuit (1.0 percent), the financial software firm provided positive yearly returns for the fund. Meanwhile, AOL Time Warner (4.2 percent) faced regulatory concerns and lost more than half its value. However, we believe that there is some evidence of corporate restructuring that could provide positive change at AOL into 2003.

Q: Are there any indicators that the prolonged bear market that technology investors and the overall equity market have faced over the past two years is nearing an end?

A: One month does not make a trend, but October was a strong month for Technology stocks. Scudder Technology Fund rose 20.59 percent (Class A shares unadjusted for sales charge), the highest return for any October in the fund's 54-year history and the fund's third-best monthly return ever. (December 1999 and February 2000 were higher.) September 2002 was one of the worst-performing months in the fund's history, as shown in the following table.

Highest and Lowest Monthly Total Returns in Scudder Technology Fund's History* 9/48 to 9/02
Five Highest Months	Class A total return unadjusted for sales charge
February 2000	24.08%
December 1999	23.50%
October 2002	20.59%
October 1974	18.22%
July 1997	16.87%
Five Lowest Months	Class A total return unadjusted for sales charge
February 2001	-27.77%
October 1987	-25.38%
November 2000	-23.98%
September 2001	-19.52%
September 2002	-16.51%

Source: Wiesenberger and Deutsche Asset Management

We caution that the stock market has made many false recoveries since the unmanaged Standard & Poor's 500 Index (a group of large-company stocks not available for direct investment) hit an all-time peak in March 2000. We could very well see continued volatility in the months ahead, especially given current global uncertainties and a muddy outlook for domestic corporate earnings. A trust gap must be bridged before either the US public or institutional investors commit any significant new dollars to technology investments. It will no doubt take more time for the financial wounds of the past few years to heal, but we believe that the worst of the downturn is past, and that a healthier long-term investment environment is emerging.

* Please refer to standardized performance on page 3.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Asset Allocation	10/31/02	10/31/01

Common Stocks	96%	87%
Cash Equivalents	2%	12%
Other	2%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/02	10/31/01

Information Technology	85%	84%
Consumer Discretionary	7%	5%
Industrials	6%	6%
Financials	1%	1%
Telecommunication Services	-	3%
Other	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2002 (49.8% of Portfolio)
1. Microsoft Corp. Developer of computer software	11.0%
2. International Business Machines Corp. Manufacturer of computers and servicer of information processing services	8.8%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.9%
4. Cisco Systems, Inc. Developer of computer network products	5.1%
5. Dell Computer Corp. Developer and manufacturer of personal computers	4.2%
6. AOL Time Warner, Inc. Provider of entertainment, news and internet brands across converging forms of media	4.1%
7. Oracle Corp. Provider of database management software	3.7%
8. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.7%
9. EMC Corp. Provider of enterprise storage systems, software, networks and services	2.2%
10. eBay, Inc. Provider of online services	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Shares	Value ($)

Common Stocks 96.3%
Consumer Discretionary 7.0%
Internet & Catalog Retailing 2.9%
Amazon.com, Inc.*	557,100	10,785,456
eBay, Inc.*	398,850	25,231,251
		36,016,707
Media 4.1%
AOL Time Warner, Inc.*	3,476,200	51,273,950
Financials 0.0%
Diversified Financials
W.R. Hambrecht & Co.* (c)	140,000	7,000
Health Care 0.2%
Health Care Equipment & Supplies
Cardiac Science, Inc.*	139,813	239,081
Medtronic, Inc.	28,662	1,284,058
Therasense, Inc.*	86,100	514,017
		2,037,156
Industrials 6.2%
Commercial Services & Supplies
Automatic Data Processing, Inc.	520,100	22,119,853
Chorum Technologies, Inc.*	7,879,747	3,624,684
Concord EFS, Inc.*	1,261,800	18,018,504
First Data Corp.	609,400	21,292,436
Paychex, Inc.	402,600	11,602,932
		76,658,409
Information Technology 82.9%
Communications Equipment 10.9%
Brocade Communications Systems, Inc.*	443,600	3,047,532
Cisco Systems, Inc.*	5,624,389	62,880,669
Comverse Technologies, Inc.*	3	22
Motorola, Inc.	2,250,900	20,640,753
NetScreen Technologies, Inc.*	1,094,870	14,419,438
Nokia Oyj (ADR)	370,800	6,162,696
Nortel Networks Corp.*	3,289,712	4,046,346
QUALCOMM, Inc.*	666,300	23,000,676
		134,198,132
Computers & Peripherals 19.5%
Dell Computer Corp.*	1,815,000	51,927,150
EMC Corp.*	5,317,800	27,173,958
Hewlett-Packard Co.	2,067,709	32,669,802
International Business Machines Corp.	1,377,100	108,708,274
Lexmark International, Inc.*	207,200	12,311,824
Sun Microsystems, Inc.*	2,763,579	8,182,957
		240,973,965
Electronic Equipment & Instruments 1.2%
Agilent Technologies, Inc.*	497,200	6,836,500
Jabil Circuit, Inc.*	280,600	4,329,658
Solectron Corp.*	1,452,600	3,268,350
		14,434,508
Internet Software & Services 1.4%
Check Point Software Technologies Ltd.*	428,200	5,904,878
Yahoo!, Inc.*	791,200	11,804,704
		17,709,582
IT Consulting & Services 3.3%
Accenture Ltd. "A"*	1,076,000	18,162,880
Computer Sciences Corp.*	238,200	7,691,478
Electronic Data Systems Corp.	391,200	5,891,472
SunGard Data Systems, Inc.*	431,600	9,568,572
		41,314,402
Semiconductor Equipment & Products 21.7%
Agere Systems, Inc. "A"*	33,859	29,457
Agere Systems, Inc. "B"*	831,018	772,847
Altera Corp.*	1,141,900	13,383,068
Analog Devices, Inc.*	815,200	21,847,360
Applied Materials, Inc.*	1,318,500	19,817,055
ASML Holding NV*	1,244,600	10,703,560
Broadcom Corp. "A"*	1,116,400	13,374,472
Integrated Device Technology, Inc.*	549,900	5,431,362
Intel Corp.	4,219,700	73,000,810
KLA-Tencor Corp.*	532,100	18,948,081
Linear Technology Corp.	355,600	9,828,784
Maxim Integrated Products, Inc.*	325,273	10,356,692
Microchip Technology, Inc.*	319,600	7,798,240
Micron Technology, Inc.*	735,700	11,771,200
STMicroelectronics NV (New York shares)	770,600	15,157,702
Texas Instruments, Inc.	1,382,900	21,932,794
Xilinx, Inc.*	708,100	13,446,819
		267,600,303
Software 24.9%
Activision, Inc.*	263,000	5,391,500
Adobe Systems, Inc.	115,900	2,739,876
Amdocs Ltd.*	1,105,800	7,718,484
BEA Systems, Inc.*	2,948,709	23,852,107
BMC Software, Inc.*	509,400	8,119,836
Computer Associates International, Inc.	691,300	10,272,718
Electronic Arts, Inc.*	306,500	19,959,280
Intuit, Inc.*	231,993	12,045,077
Mercury Interactive Corp.*	243,700	6,426,369
Microsoft Corp.*	2,529,828	135,269,902
Oracle Corp.*	4,463,100	45,478,989
Siebel Systems, Inc.*	559,200	4,205,184
Synopsys Ltd.*	134,900	5,105,965
TIBCO Software, Inc.*	1,586,400	7,932,000
VERITAS Software Corp.*	808,650	12,331,913
		306,849,200
Total Common Stocks (Cost $1,925,686,905)		1,189,073,314

Preferred Stocks 0.0%
Information Technology
Software
Planetweb, Inc. "E"* (Cost $9,999,998)	1,838,235	257,353

	Principlal Amount ($)	Value ($)

Other Investments 1.3%
Alloy Ventures 2000 LP (3.0% limited partnership interest)*	-	2,861,296
Asset Management Association 1996 LP (2.5% limited partnership interest)*	-	1,841,774
Asset Management Association 1998 LP (3.5% limited partnership interest)*	-	4,275,046
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)*	-	415,642
GeoCapital III LP (5.0% limited partnership interest)*	-	269,621
GeoCapital IV LP (2.9% limited partnership interest)*	-	1,382,934
Management I LP (3.6% limited partnership interest)*	-	669,248
Management III LP (1.2% limited partnership interest)*	-	1,101,114
Med Venture Associates II LP (6.1% limited partnership interest)*	-	401,984
Med Venture Associates III LP (2.7% limited partnership interest)*	-	1,569,601
Sevin Rosen Fund V (2.8% limited partnership interest)*	-	697,413
Total Other Investments (Cost $19,733,433)		15,485,673

Convertible Bonds 0.1%
Information Technology
Software
NVIDIA Corp., 4.75%, 10/15/2007 (Cost $2,400,000)	2,400,000	1,893,864

Purchased Options 0.3%
Call on Peoplesoft, Inc., strike price at $15.00, expires 1/20/2003 (Cost $1,300,324)	7,370	3,316,500

	Shares	Value ($)

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $24,482,632)	24,482,632	24,482,632

Total Investment Portfolio - 100.0% (Cost $1,983,603,292)		1,234,509,336

* Non-income producing security.
(a) The cost for federal income tax purposes was $2,014,637,014. At October 31, 2002, net unrealized depreciation for all securities based on tax cost was $780,127,678. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $67,833,092 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $847,960,770.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) An officer of Deutsche Investment Management Americas Inc. serves on the board of the issuer of this security.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Alloy Ventures 2000 LP	April 2000 to September 2002	3,119,304	2,861,296	0.23
Asset Management Association 1996 LP	June 1996 to July 2000	1,691,465	1,841,774	0.15
Asset Management Association 1998 LP	December 1998 to November 2001	2,816,280	4,275,046	0.35
Crosspoint Venture Partners 1993 LP	April 1993 to November 1998	318,036	415,642	0.03
GEO Capital III LP	December 1993 to December 1996	1,070,773	269,621	0.02
GEO Capital IV LP	April 1996 to March 2000	2,534,372	1,382,934	0.11
Management I LP	October 1997 to August 2000	1,889,204	669,248	0.05
Management III LP	November 2000 to July 2002	1,375,000	1,101,114	0.09
Med Venture Associates II LP	May 1996 to January 2002	1,146,134	401,984	0.03
Med Venture Associates III LP	September 1998 to April 2002	1,421,989	1,569,601	0.13
Chorum Technologies, Inc.	September 2001 to December 2001	12,450,000	3,624,684	0.29
Sevin Rosen Fund V LP	April 1996 to June 2001	2,350,876	697,413	0.06
Planetweb, Inc. preferred stock	September 2000	5.44 per share	257,353	0.02
W.R. Hambrecht & Co.	March 2000	50.00 per share	7,000	0.00
Total Restricted Securities			19,374,710	1.56

These securities have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. These securities represent non-listed and venture backed start-up businesses. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options eBay, Inc.	386	12/23/2002	70	50,180
Electronic Art, Inc.	283	11/18/2002	75	4,245
Lexmark International, Inc.	113	12/23/2002	65	18,080
Peoplesoft, Inc.	7,370	1/20/2003	20	1,068,650
Put Options Peoplesoft, Inc.	7,370	1/20/2003	12.5	313,225
Total outstanding written options (Premiums received $1,998,704)				1,454,380

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31 2002
Assets
Investments in securities, at value (cost $1,983,603,292)	$ 1,234,509,336
Dividends receivable	91,453
Interest receivable	5,094
Receivable for Fund shares sold	923,580
Foreign taxes recoverable	3,010
Total assets	1,235,532,473
Liabilities
Payable for Fund shares redeemed	3,277,876
Written options, at value (premiums received $1,998,704)	1,454,380
Accrued management fee	480,958
Other accrued expenses and payables	550,255
Total liabilities	5,763,469
Net assets, at value	$ 1,229,769,004
Net Assets
Net assets consist of: Accumulated net investment loss	(6,678)
Net unrealized appreciation (depreciation) on:
Investments	(749,093,956)
Written options	544,324
Accumulated net realized gain (loss)	(1,013,441,449)
Paid-in capital	2,991,766,763
Net assets, at value,	$ 1,229,769,004

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($885,386,092 / 120,005,552 outstanding shares of beneficial interest $.01 par value, unlimited number of shares authorized)	$ 7.38
Maximum offering price per share (100 / 94.25 of $7.38)	$ 7.83
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($263,752,667 / 40,816,118 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.46
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($65,161,637 / 9,866,333 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.60
Institutional Class Net Asset Value, offering and redemption price per share ($914 / 124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.38
Class I Net Asset Value, offering and redemption price per share ($15,467,694 / 2,042,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.57

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Dividends (net of foreign taxes withheld of $84,304)	$ 3,521,760
Interest	2,148,785
Total Income	5,670,545
Expenses: Management fee	9,910,571
Administrative fee	4,984,598
Distribution service fees	7,392,764
Trustees' fees and expenses	46,816
Other	22,761
Total expenses, before expense reductions	22,357,510
Expense reductions	(1,759)
Total expenses, after expense reductions	22,355,751
Net investment income (loss)	(16,685,206)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(756,305,801)
Written options	3,535,723
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	-
(752,770,078)
Net unrealized appreciation (depreciation) during the period on: Investments	161,454,280
Written options	(88,291)
161,365,989
Net gain (loss) on investment transactions	(591,404,089)
Net increase (decrease) in net assets resulting from operations	$ (608,089,295)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income (loss)	$ (16,685,206)	$ (21,200,858)
Net realized gain (loss) on investment transactions	(752,770,078)	(261,048,316)
Net unrealized appreciation (depreciation) on investment transactions during the period	161,365,989	(2,771,987,882)
Net increase (decrease) in net assets resulting from operations	(608,089,295)	(3,054,237,056)
Distributions to shareholders from: Net realized gains: Class A	-	(327,258,897)
Class B	-	(127,036,723)
Class C	-	(24,640,593)
Institutional Class	-	-
Class I	-	(5,105,177)
Fund share transactions: Proceeds from shares sold	600,119,759	1,757,973,968
Reinvestment of distributions	-	414,190,867
Cost of shares redeemed	(913,537,839)	(1,813,722,207)
Net increase (decrease) in net assets from Fund share transactions	(313,418,080)	358,442,628
Increase (decrease) in net assets	(921,507,375)	(3,179,835,818)
Net assets at beginning of period	2,151,276,379	5,331,112,197
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $6,678 and $1,553,214, respectively)	$ 1,229,769,004	$ 2,151,276,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 10.80	$ 29.18	$ 21.29	$ 11.77	$ 13.13
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.06)	(.09)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(3.35)	(15.74)	9.92	10.65	.82
Total from investment operations	(3.42)	(15.80)	9.83	10.59	.78
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 7.38	$ 10.80	$ 29.18	$ 21.29	$ 11.77
Total Return (%)[b]	(31.67)[d]	(57.51)	47.06	94.71	8.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	885	1,521	3,711	2,233	1,084
Ratio of expenses before expense reductions (%)	.97	1.04[c]	1.00	.93	.92
Ratio of expenses after expense reductions (%)	.97	1.03[c]	.99	.93	.92
Ratio of net investment income (loss) (%)	(.66)	(.40)	(.30)	(.38)	(.37)
Portfolio turnover rate (%)	60	96	59	59	146
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class B
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 26.46	$ 19.62	$ 11.03	$ 12.54
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)	(.19)	(.36)	(.22)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(2.95)	(14.14)	9.14	9.88	.77
Total from investment operations	(3.09)	(14.33)	8.78	9.66	.63
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 6.46	$ 9.55	$ 26.46	$ 19.62	$ 11.03
Total Return (%)[b]	(32.36)[d]	(57.90)	45.49	92.59	7.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	264	494	1,307	465	127
Ratio of expenses before expense reductions (%)	1.94	2.01[c]	1.87	1.92	1.85
Ratio of expenses after expense reductions (%)	1.94	1.96[c]	1.86	1.92	1.85
Ratio of net investment income (loss) (%)	(1.63)	(1.33)	(1.30)	(1.37)	(1.30)
Portfolio turnover rate (%)	60	96	59	59	146
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.96% and 1.96%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Class C
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.75	$ 26.91	$ 19.91	$ 11.17	$ 12.64
Income (loss) from investment operations: Net investment income (loss)[a]	(.13)	(.18)	(.35)	(.21)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(3.02)	(14.40)	9.29	10.02	.81
Total from investment operations	(3.15)	(14.58)	8.94	9.81	.67
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 6.60	$ 9.75	$ 26.91	$ 19.91	$ 11.17
Total Return (%)[b]	(32.31)[d]	(57.85)	45.72	92.68	7.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	111	255	73	18
Ratio of expenses before expense reductions (%)	1.84	1.94[c]	1.76	1.82	1.81
Ratio of expenses after expense reductions (%)	1.84	1.89[c]	1.75	1.82	1.81
Ratio of net investment income (loss) (%)	(1.53)	(1.26)	(1.22)	(1.27)	(1.26)
Portfolio turnover rate (%)	60	96	59	59	146
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.89% and 1.89%, respectively.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Institutional Class
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.71)
Total from investment operations	(.70)
Net asset value, end of period	$ 7.38
Total Return (%)	(8.66)**c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	.91
Ratio of expenses (%)	.88*
Ratio of net investment income (loss) (%)	(.74)*
Portfolio turnover rate (%)	60
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[b] Based on average shares outstanding during the period.
[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
* Annualized
** Not annualized

Class I
Years Ended October 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 11.05	$ 29.67	$ 21.54	$ 11.86	$ 13.19
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.01)	-	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(3.44)	(16.03)	10.07	10.77	.83
Total from investment operations	(3.48)	(16.04)	10.07	10.75	.81
Less distributions from: Net realized gains on investment transactions	-	(2.58)	(1.94)	(1.07)	(2.14)
Net asset value, end of period	$ 7.57	$ 11.05	$ 29.67	$ 21.54	$ 11.86
Total Return (%)	(31.49)[c]	(57.33)	47.62	95.39	8.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	25	59	34	19
Ratio of expenses before expense reductions (%)	.65	.68[b]	.70	.65	.67
Ratio of expenses after expense reductions (%)	.65	.68[b]	.69	.64	.67
Ratio of net investment income (loss) (%)	(.34)	(.05)	(.01)	(.09)	(.12)
Portfolio turnover rate (%)	60	96	59	59	146
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .68% and .68%, respectively.
[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 19, 2002, the Fund commenced offering Institutional Class shares. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $982,408,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($243,805,000) and October 31, 2010 ($738,603,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (982,408,000)
Net unrealized appreciation (depreciation) on investments	$ (780,127,678)

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,007,734,258 and $1,097,316,439, respectively.

For the year ended October 31, 2002, transactions for written options were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	12,448	$ 1,947,105
Options written	39,544	6,067,375
Options closed	(20,136)	(3,202,563)
Options expired	(9,926)	(1,575,042)
Options exercised	(6,408)	(1,238,171)
Outstanding, end of period	15,522	$ 1,998,704

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.425%, 0.325% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2002
Class A	$ 2,895,710	$ 149,402
Class B	1,755,198	83,320
Class C	311,403	15,760
Class I	22,287	1,147
Institutional Class	-	-
	$ 4,984,598	$ 249,629

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 3,097,418	$ 146,447
Class C	718,621	37,368
	$ 3,816,039	$ 183,815

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 2,493,804	$ 110,310.19%
Class B	876,431	-	.21%
Class C	206,490	2,447.22%
	$ 3,576,725	$ 112,757

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2002 aggregated $100,633.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $1,011,288 and $8,138, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $29,980.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2002, totaled $1,942,072 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,759 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	41,574,031	$ 465,363,077	90,601,658	$ 1,420,283,017
Class B	9,100,403	83,357,265	14,393,388	211,936,066
Class C	3,988,754	37,748,330	6,473,589	101,031,181
Class I	1,348,568	13,650,087	1,603,642	24,723,704
Institutional Class*	124	1,000	-	-
		$ 600,119,759		$ 1,757,973,968
Shares issued to shareholders in reinvestment of distributions
Class A	-	-	15,515,453	$ 269,504,573
Class B	-	-	7,576,175	117,355,148
Class C	-	-	1,406,691	22,225,973
Class I	-	-	288,102	5,105,173
Institutional Class*	-	-	-	-
		-		$ 414,190,867
Shares redeemed
Class A	(62,405,691)	$ (674,924,577)	(92,461,916)	$ (1,431,684,881)
Class B	(19,988,663)	(172,454,467)	(19,658,988)	(269,885,957)
Class C	(5,463,954)	(49,814,310)	(6,004,024)	(88,068,991)
Class I	(1,613,522)	(16,344,485)	(1,572,619)	(24,082,378)
Institutional Class*	-	-	-	-
		$(913,537,839)		$ (1,813,722,207)
Net increase (decrease)
Class A	(20,831,660)	$ (209,561,500)	13,655,195	$ 258,102,709
Class B	(10,888,260)	(89,097,202)	2,310,575	59,405,257
Class C	(1,475,200)	(12,065,980)	1,876,256	35,188,163
Class I	(264,954)	(2,694,398)	319,125	5,746,499
Institutional Class*	124	1,000	1,603,642	24,723,704
		$ (313,418,080)		$ 358,442,628

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

G. Payments made by Affiliates

During the year ended October 31, 2002, the Advisor fully reimbursed the Fund $435,871 for losses incurred in connection with the disposal of investments in violation of investment restrictions.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Technology Fund (the "Fund"), as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Technology Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 23, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001), Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); formerly, Partner, Steptoe & Johnson (law firm), Commissioner, Internal Revenue Service, and Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); formerly, Executive Vice President, Iameter (medical information and educational service provider), Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[1,2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Blair Treisman (35) Vice President, 2001-present	Director of Deutsche Asset Management (1999-present); formerly, business services analyst, Salomon Smith Barney, senior research analyst and hedge fund manager, Midtown Research Group, and senior analyst, Putnam Investments
n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048